UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest reported event): September 11, 2025

GLASSBRIDGE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-14310

Delaware	41-1838504
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

551 Madison Ave Suite 1000 New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 220-3300

551 Madison Avenue, Suite 800, New York, New York 10022

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events

On September 15, 2025, GlassBridge Enterprises, Inc. (the “Company”) received an Order Instituting Administrative Proceedings and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934 (the “Order”), dated September 11, 2025, by the Securities and Exchange Commission (the “SEC”), naming the Company as a respondent, a copy of which is attached hereto as Exhibit 99.1. In the Order, the SEC stated that the Company is delinquent in its periodic filings with the SEC, failed to meet its obligations to file timely reports and failed to comply with Section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rules 13a-1 and 13a-13 thereunder. As stated in the Order, the SEC has deemed it necessary and appropriate for public administrative proceedings to be instituted to determine, among other things, whether it is necessary and appropriate to suspend for a period not exceeding twelve months, or revoke the registration of each class of securities of the Company registered pursuant to Section 12 of the Exchange Act. The Order states that (i) a public hearing before the SEC shall be convened at a time and place to be fixed by further order of the SEC, (ii) the Company will have ten (10) days after the date of service of the Order to provide the SEC with an answer to the Order; and (iii) the Division of Enforcement of the SEC and the Company shall conduct a prehearing conference within fourteen (14) days of service of the answer.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

99.1	Order Instituting Administrative Proceedings and Notice and Notice of Hearing Pursuant to Section 12(j) of the Securities Exchange Act of 1934
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlassBridge Enterprises, Inc.

Date: September 17, 2025	By:	/s/ Daniel Strauss
Daniel Strauss
Chief Executive Officer